Exhibit 10.2

NON-QUALIFIED STOCK OPTION AGREEMENT
OF
TCS HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of [          ], 2012 (the “Grant Date”) by and between TCS Holdings, Inc., a Delaware corporation (the “Company”) and [                            ], an employee of the Company or one of its Affiliates (hereinafter referred to as the “Optionee”).

WHEREAS, the Board has approved the 2012 Stock Option Plan of TCS Holdings, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Affiliates and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into a Stockholders Agreement (as defined in the Plan) with the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan.  The singular pronoun shall include the plural, where the context so indicates.

Section 1.1            “Agreement” shall have the meaning set forth in the preamble hereto.

Section 1.2            “Cause” shall mean the Company or any of its Affiliates having “Cause” to terminate the Optionee’s employment as defined in any employment or severance agreement between the Optionee and the Company or any of its Affiliates; provided that, in the absence of an agreement containing such a definition, the Company or its Affiliates shall have “Cause” to terminate the Optionee’s employment upon: (a) the willful and continued failure by the Optionee to substantially perform his normal duties (other than any such failure resulting from the Optionee’s illness or injury), after a written demand for substantial performance is delivered to the Optionee that specifically identifies the manner in which the Company believes that the Optionee has not substantially performed his duties, and the Optionee has failed to remedy the situation within thirty (30) business days of receiving such notice; (b) the Optionee’s conviction for committing an act of fraud, embezzlement, theft, or other criminal act constituting a felony; (c) the willful engaging by the Optionee in gross negligence materially and demonstrably injurious to the Company or any of its Affiliates; or (d) the Optionee’s violation of any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Company or any of its Affiliates and the Optionee.  However, no act, or failure to act on the Optionee’s part shall be considered “willful” unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that his action or omission was not in or not opposed to the best interest of the Company.

Section 1.3            “Change in Control” shall mean the occurrence of any of the following events:  (i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of equity securities of the Company to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) (other than the Company, any of its Affiliates, any employee benefit plan maintained by the Company or any of its Affiliates, any Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (ii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a sale or other disposition of all or substantially all of the Company’s assets, other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction.

Section 1.4            “Company” shall have the meaning set forth in the preamble hereto.

Section 1.5            “Competitive Business” shall have the meaning set forth in Section 4.4(a).

Section 1.6            “Confidential Information” shall have the meaning set forth in Section 4.1.

Section 1.7            “Disability” shall mean permanent disability or incapacity as determined in accordance with the Company’s disability insurance policy, if such a policy is then in effect, or if no such policy is then in effect, such permanent disability or incapacity shall be determined by the Administrator in its good faith judgment based upon inability to perform the essential functions of his or her position, with reasonable accommodation by the Company, for a period in excess of 180 days during any period of 365 calendar days.

Section 1.8            “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.9            “Noncompete Period” shall mean (a) if Optionee’s principal place of business as of the date of his or her Termination of Services is California, (i) for purposes of Section 4.4(b)(i), the period of Optionee’s employment or services with the Company or any of its Affiliates and the period beginning on the date of Optionee’s Termination of Services for any reason and ending on the first anniversary of the date of such Termination of Services and (ii) for all other purposes under this Agreement, the period of Optionee’s employment or services with the Company or any of its Affiliates, and (b) if Optionee’s principal place of business as of the date of his or her Termination of Services is not California, the period of Optionee’s employment or services with the Company or any of its Affiliates and the period beginning on the date of Optionee’s Termination of Services for any reason and ending on the first anniversary of the date of such Termination of Services.

Section 1.10          “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.11          “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.12          “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.13          “Principal Stockholders” shall mean Green Equity Investors V, L.P., Green Equity Investors Side V, LP, TCS Co-Invest, LLC, and any Affiliate thereof.

Section 1.14          “Successor Entity” shall have the meaning set forth in Section 1.3.

Section 1.15          “TCS” shall mean The Container Store, Inc., a Texas corporation.

Section 1.16          “Third Party Information” shall have the meaning set forth in Section 4.3.

Section 1.17          “Work Product” shall have the meaning set forth in Section 4.2.

ARTICLE II.
GRANT OF OPTION

Section 2.1            Grant of Option.  In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Affiliates, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [        ] shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.   The Optionee hereby agrees that except as required by law, he or she will not disclose to any Person other than the Optionee’s spouse and/or tax or financial advisor (if any) the grant of the Option or any of the terms or provisions hereof without the prior approval of the Administrator, and the Optionee agrees that, in the discretion of the Administrator, the Option shall terminate and any unexercised portion of such Option (whether or not then exercisable) shall be forfeited if the Optionee or his or her spouse or tax or financial advisor violates the non-disclosure provisions of this Section 2.1.  [In connection with the grant of the Option, the Optionee shall cause his or her spouse, if any, to execute the consent attached hereto as Exhibit B as soon as practicable following the Grant Date.](1)

Section 2.2            Option Subject to Plan.  The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3            Option Price.  The purchase price of the shares of Common Stock covered by the Option shall be [      ] per share (without commission or other charge), which is not less than 100% of Fair Market Value as of the Grant Date.

ARTICLE III.
EXERCISABILITY

Section 3.1            Commencement of Exercisability.

(a)           The Option shall become exercisable in five cumulative installments provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Affiliates (and no Termination of Services occurs) from the Grant Date through such date as follows:

(i)            The first installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the first anniversary of the Grant Date;

(ii)           The second installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the second anniversary of the Grant Date;

(iii)          The third installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the third anniversary of the Grant Date;

(iv)          The fourth installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the fourth anniversary of the Grant Date; and

(v)           The fifth installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the fifth anniversary of the Grant Date.

(b)           No portion of the Option which is unexercisable at Termination of Services for any reason shall thereafter become exercisable.

Section 3.2            Duration of Exercisability.  The installments provided for in Section 3.1 are cumulative.  Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.  Once the Option becomes unexercisable, it shall be forfeited immediately.

(1)                                 To be included in options grants to employees located in California and other community property jurisdictions.  Remove for employees in non-community property jurisdictions.

Section 3.3            Expiration of Option.  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)           The tenth anniversary of the Grant Date; or

(b)           Except for such longer period as the Administrator may otherwise approve, the 90th day following the date of the Optionee’s Termination of Services for any reason other than (i) termination by the Company for Cause or (ii) due to the Optionee’s death or Disability; or

(c)           Notwithstanding the provisions of Section 3.1, in the event of the Optionee’s Termination of Services by the Company for Cause, the date of such Termination of Services, in which event, the Optionee shall, simultaneously with such Termination of Services (and subject to such Termination of Services), forfeit the Option, whether vested or unvested; or

(d)           In the case of a Termination of Services due to the Optionee’s death or Disability, the expiration of one year from the date of the Optionee’s Termination of Services; or

(e)           The date the Optionee has violated any of the restrictive covenants set forth herein or any applicable, written employment agreement by and between the Company or any of its Affiliates and the Optionee.  To the extent Optionee’s principal place of business as of the Optionee’s Termination of Services is California, any such violation after the Optionee’s Termination of Services shall result in such Termination of Services constituting termination for cause for purposes of California Regulations Code §260.140.41(e).

Section 3.4            Partial Exercise.  Subject to Section 5.2 of the Plan, any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than ten (10) shares, unless such partial exercise is with respect to the balance of the Option and such Option can no longer become exercisable with respect to any additional shares of Common Stock at the time of such partial exercise.

Section 3.5            Exercise of Option.  The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan.

ARTICLE IV.
RESTRICTIVE COVENANTS(2)

In consideration of the Company’s grant of this Option, the Optionee hereby makes the covenants and agreements described in this Article IV:

(2)                                 Restrictive covenants to be removed for persons who are already subject to similar provisions under their employment agreements.

Section 4.1            Obligation to Maintain Confidentiality.  The Optionee acknowledges that the confidential or proprietary information and data (including trade secrets) of the Company or any of its Subsidiaries or Affiliates obtained by the Optionee while employed by or in the service of the Company or any of its Subsidiaries or Affiliates (including, without limitation, prior to the date of this Agreement) (“Confidential Information”) are the property of the Company or such Subsidiaries or Affiliates, including information concerning acquisition opportunities in or reasonably related to the Company’s, or such Subsidiaries’ or Affiliates’ business or industry of which the Optionee becomes aware during the period of the Optionee’s employment or service.  Therefore, the Optionee agrees that he or she will not disclose to any unauthorized person, group or entity or use for the Optionee’s own account any Confidential Information without the Company’s written consent, unless and to the extent that the Confidential Information, (a) becomes generally known to and available for use by the public other than as a result of the Optionee’s acts or omissions to act, (b) was known to the Optionee prior to the Optionee’s employment or service with the Company or any of its Subsidiaries and Affiliates, or (c) is required to be disclosed pursuant to any applicable law or court order.  The Optionee shall use reasonable best efforts to deliver to the Company on the date of his or her Termination of Services, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company and its Subsidiaries and Affiliates (including, without limitation, all acquisition prospects, lists and contact information) which the Optionee may then possess or have under his or her control, but excluding financial information of the Company relating to the Optionee’s ownership of shares of Common Stock, which information will nonetheless continue to constitute Confidential Information.

Section 4.2            Ownership of Property.  The Optionee acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Company’s or any of its Subsidiaries’ or Affiliates’ actual or anticipated business, research and development, or existing or future products or services and that were or are conceived, developed, contributed to, made, or reduced to practice by the Optionee (either solely or jointly with others) while employed by or in the service of the Company or any of its Subsidiaries or Affiliates (including, without limitation, prior to the date of this Agreement) (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Company or such Subsidiary or Affiliate and the Optionee hereby assigns, and agrees to assign, all of the above Work Product to the Company or to such Subsidiary or Affiliate.  Any copyrightable work prepared in whole or in part by the Optionee in the course of the Optionee’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Company or such Subsidiary or Affiliate shall own all rights therein.  To the extent that any such copyrightable work is not a “work made for hire,” the Optionee hereby assigns and agrees to assign to the Company or such Subsidiary or Affiliate all right, title, and interest, including without limitation, copyright in and to such copyrightable work.  The Optionee shall as promptly as practicable under the circumstances disclose such Work Product and copyrightable work to the Company and perform all actions reasonably requested by the Company (whether during or after the

Optionee’s employment with or service to the Company and its Subsidiaries and Affiliates) to establish and confirm the Company’s or such Subsidiary’s or Affiliate’s ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments).  Notwithstanding the foregoing, the Optionee understands that this Agreement does not require assignment of any Work Product to the extent such Work Product qualifies for protection under Section 2870 of the California Labor Code, Section 49.44.140 of the Revised Code of Washington, 765 Illinois Compiled Statutes 1060, Section 44-130 of the Kansas Statutes, or Section 181.78 of the 2010 Minnesota Statutes, the current text of each which is attached hereto as Exhibit A.

Section 4.3            Third Party Information.  The Optionee understands that the Company and its Subsidiaries and Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s and its Subsidiaries and Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes.  During the period of the Optionee’s employment with or service to the Company or its Subsidiaries or Affiliates and thereafter, and without in any way limiting the provisions of Section 4.1 above, the Optionee will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Company or its Subsidiaries and Affiliates who need to know such information in connection with their work for the Company or its Subsidiaries and Affiliates) or use, except in connection with the Optionee’s work for the Company or its Subsidiaries and Affiliates, Third Party Information unless expressly authorized by the Company in writing or unless and to the extent that the Third Party Information, (a) becomes generally known to and available for use by the public other than as a result of the Optionee’s acts or omissions to act, (b) was known to the Optionee prior to the Optionee’s employment with or service to the Company or any of its Subsidiaries and Affiliates, or (c) is required to be disclosed pursuant to any applicable law or court order.

Section 4.4            Noncompetition and Nonsolicitation.  The Optionee acknowledges that, in the course of the Optionee’s employment, the Optionee will become familiar with the Company’s and its Subsidiaries’ and Affiliates’ trade secrets and with other confidential information concerning the Company and its Subsidiaries and Affiliates and that the Optionee’s services will be of special, unique and extraordinary value to the Company and its Subsidiaries and Affiliates.  Therefore, the Optionee agrees that:

(a)           Noncompetition.  During the Noncompete Period, the Optionee shall not, anywhere in the world where the Company or its Subsidiaries or Affiliates conduct or actively propose to conduct business during the Optionee’s employment, directly or indirectly own, manage, control, participate in, consult with, be employed by or in any manner engage in any business that is engaged in, or plans to be engaged in, the storage and organization retail business (a “Competitive Business”); provided, however, that the Optionee may manage, control, participate in, consult with, be employed by or in any manner engage with an entity which derives less than 5% of its gross revenues from a Competitive Business so long as the Optionee’s responsibilities, activities and contributions in respect of such entity do not directly impact the Competitive Business; provided further that the Optionee may own up to 2% of any class of an issuer’s publicly traded securities. Nothing in this Section 4.4(a) confers upon the Optionee any right to receive severance or obligates the Company to pay any severance to the Optionee in connection with his or her Termination of Services for any reason.

(b)           Nonsolicitation.  During the Noncompete Period, the Optionee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or its Subsidiaries or Affiliates to leave the employ of the Company or any of its Subsidiaries or Affiliates, or in any way interfere with the relationship between the Company or its Subsidiaries or Affiliates and any employee thereof, and (ii) hire any person who was an employee of the Company or any of its Subsidiaries or Affiliates within 180 days prior to the time such employee was hired by the Optionee, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or its Subsidiaries or Affiliates to cease doing business with the Company or its Subsidiaries or Affiliates or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or its Subsidiaries or Affiliates or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company or its Subsidiaries or Affiliates and with which the Company, its Subsidiaries or Affiliates has entered into substantive negotiations or has requested and received confidential information relating to the acquisition of such business by the Company, its Subsidiaries or Affiliates in the two-year period immediately preceding the Optionee’s Termination of Services with the Company or any of its Subsidiaries or Affiliates.

(c)           Enforcement.  If, at the time of enforcement of Section 4.4(a) or (b), a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law.  The Optionee agrees that because his or her services are unique and the Optionee has access to confidential information, money damages would be an inadequate remedy for any breach of this Article IV.  The Optionee agrees that the Company, its Subsidiaries and Affiliates, in the event of a breach or threatened breach of this Article IV, may seek injunctive or other equitable relief in addition to any other remedy available to them in a court of competent jurisdiction without posting bond or other security.

Section 4.5            Non-disparagement.  The Optionee agrees that at no time during his employment by the Company or any of its Subsidiaries or Affiliates or thereafter shall he make, or cause or assist any other person to make, any statement or other communication to any third party which impugns or attacks, or is otherwise critical of, in any material respect, the reputation, business or character of the Company or any of its Subsidiaries or Affiliates or any of their respective directors, officers or employees; provided that the Optionee shall not be required to make any untruthful statement or to violate any law.

Section 4.6            Forfeiture Upon Violation.  In the event of the Optionee’s violation of any restrictive covenant within this Article IV or, any employment agreement by and between the Optionee and the Company or any of its Affiliates, as determined by the Company, in its sole discretion, then the Optionee shall pay to the Company in cash any financial gain the Optionee realized from exercising all or a portion of this Option.  For purposes of this Section 4.6, “financial gain” shall equal the sum of (a) any excess of the greater of (i) Fair Market Value of the Common Stock on the date of exercise or (ii) the Fair Market Value as of the time of the Call Event (as defined in the Stockholders Agreement), if any, over the purchase price set forth in Section 2.3, multiplied by the number of shares of Common Stock purchased pursuant to the exercise (without reduction for any shares of Common Stock surrendered) and (b) any and all dividends paid to the Optionee with respect to shares of Common Stock purchased pursuant to the exercise.  By accepting this Option, the Optionee hereby acknowledges, agrees and authorizes the Company to reduce any amounts owed by the Company (including amounts owed as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Optionee by the Company), by the amounts the Optionee owes to the Company under this Section 4.6.  To the extent such amounts are not recovered by the Company through such set-off, the Optionee agrees to pay such amounts immediately to the Company upon demand.  This right of set-off is in addition to any other remedies the Company may have against the Optionee for the Optionee’s breach of this Agreement or any employment agreement.  The Optionee’s obligations under this Section 4.6 shall be cumulative (but not duplicative) of any similar obligations the Optionee have pursuant to this Agreement or any other agreement with the Company.

Section 4.7            Acknowledgments.  The Optionee acknowledges that the provisions of this Article IV are (a) in addition to, and not in limitation of, any obligation of Optionee’s under the terms of any employment agreement with the Company or any of its Subsidiaries or Affiliates, (b) in consideration of (i) employment with the Company or any of its Subsidiaries or Affiliates, (ii) the issuance of the Option by the Company and (iii) additional good and valuable consideration as set forth in this Agreement.  In addition, the Optionee agrees and acknowledges that the restrictions contained in Article IV do not preclude the Optionee from earning a livelihood, nor do they unreasonably impose limitations on the Optionee’s ability to earn a living.  The Optionee agrees and acknowledges that the potential harm to the Company or its Subsidiaries or Affiliates of the non-enforcement of this Article IV outweighs any potential harm to the Optionee of its enforcement by injunction or otherwise.  The Optionee acknowledges that he or she has carefully read this Agreement and has given careful consideration to the restraints imposed upon the Optionee by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company, and its Subsidiaries and Affiliates now existing or to be developed in the future.  The Optionee expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

ARTICLE V.
OTHER PROVISIONS

Section 5.1            Optionee Representation; Not a Contract of Employment.  The Optionee hereby represents that the Optionee’s execution of this Agreement and participation in the Plan is voluntary and that the Optionee has in no way been induced to enter into this Agreement in exchange for or as a requirement of the expectation of service with the Company or any of its Affiliates.  Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without

Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2            Shares Subject to Plan and Stockholders Agreement; Entire Agreement.  The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement.  The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement.  The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3            Construction.  This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.4            Conformity to Securities Laws.  The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3.  Notwithstanding anything herein to the contrary, the Plan and this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.5            Amendment, Suspension and Termination.  The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided that neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights of the Optionee or obligations of the Company under the Option.  For the avoidance of doubt, adjustments made under Section 7.1 of the Plan are not amendments for this purpose.

Section 5.6            Section 409A.  The Option granted hereunder is intended to be exempt from Section 409A of the Code.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

TCS HOLDINGS, INC.

By:

Its:

OPTIONEE

[Name]

Residence Address:

EXHIBIT A

Section 2870 of the California Labor Code

As of the date of this Agreement, Section 2870 of the California Labor Code is as follows:

(a)                                 Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)                                 Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2)                                 Result from any work performed by the employee for the employer.

(b)                                 To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

Section 49.44.140 of the Revised Code of Washington

As of the date of this Agreement, 49.44.140 of the Revised Code of Washington is as follows:

(1)                                 A provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer does not apply to an invention for which no equipment, supplies, facilities, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer’s actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

(2)                                 An employer shall not require a provision made void and unenforceable by subsection (1) of this section as a condition of employment or continuing employment.

(3)                                 If an employment agreement entered into after September 1, 1979, contains a provision requiring the employee to assign any of the employee’s rights in any invention to the employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer’s actual or demonstrably anticipated research or development, or (b) the invention results from any work preformed [performed] by the employee for the employer.

765 Illinois Compiled Statutes 1060

As of the date of this Agreement, 765 Illinois Compiled Statutes 1060 is as follows:

(1)                                 A provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer does not apply to an invention for which no equipment, supplies, facilities, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) to the business of the employer, or (ii) to the employer’s actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this State and is to that extent void and unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this subsection.

(2)                                 An employer shall not require a provision made void and unenforceable by subsection (1) of this Section as a condition of employment or continuing employment. This Act shall not preempt existing common law applicable to any shop rights of employers with respect to employees who have not signed an employment agreement.

(3)                                 If an employment agreement entered into after January 1, 1984, contains a provision requiring the employee to assign any of the employee’s rights in any invention to the employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) to the business of the employer, or (ii) to the employer’s actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer.

Section 44-130 of the Kansas Statutes

As of the date of this Agreement, Section 44-130 of the Kansas Statutes is as follows:

(a)                                 Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facilities or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless:

(1)              The invention relates to the business of the employer or to the employer’s actual or demonstrably anticipated research or development; or

(2)              the invention results from any work performed by the employee for the employer.

(b)                                 Any provision in an employment agreement which purports to apply to an invention which it is prohibited from applying to under subsection (a), is to that extent against the public policy of this state and is to that extent void and unenforceable. No employer shall require a provision made void and unenforceable by this section as a condition of employment or continuing employment.

(c)                                  If an employment agreement contains a provision requiring the employee to assign any of the employee’s rights in any invention to the employer, the employer shall provide, at the time the agreement is made, a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless:

(1)              The invention relates directly to the business of the employer or to the employer’s actual or demonstrably anticipated research or development; or

(2)              the invention results from any work performed by the employee for the employer.

(d)                                 Even though the employee meets the burden of proving the conditions specified in this section, the employee shall disclose, at the time of employment or thereafter, all inventions being developed by the employee, for the purpose of determining employer and employee rights in an invention.

Section 181.78 of the 2010 Minnesota Statutes

As of the date of this Agreement, Section 181.78 of the 2010 Minnesota Statutes is as follows:

Subdivision 1.                                    Inventions not related to employment.

Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

Subdivision 2.                                    Effect of subdivision 1.

No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment.

Subdivision 3.                                    Notice to employee.

If an employment agreement entered into after August 1, 1977 contains a provision requiring the employee to assign or offer to assign any of the employee’s rights in any invention to an employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer.

[EXHIBIT B

SPOUSAL CONSENT

As the undersigned spouse of the Optionee, I hereby acknowledges that I have read that certain Non-Qualified Stock Option Agreement by and between my spouse and the Company and dated as of [          ], 2012 (the “Agreement”), and that I understand its contents.  I am aware that the Agreement (together with the Stockholders Agreement) provides for the repurchase of the shares of Common Stock subject to my spouse’s Option under certain circumstances and imposes other restrictions on the transfer of such shares.  I agree that my spouse’s interest in the Option and the shares of Common Stock subject to such Option are subject to the Agreement and any interest I may have in such Option and the shares of Common Stock subject to such Option shall be irrevocably bound by the Agreement and further that my community property interest, if any, shall be similarly bound by the Agreement.

I am aware that the legal, financial and other matters contained in the Agreement are complex and I am free to seek advice with respect thereto from independent counsel.  I have either sought such advice or determined after carefully reviewing the Agreement and the Plan that I will waive such right.

Capitalized terms used in this consent and not defined herein shall have the meanings given to such terms in the Agreement.

Spouse

Witness](3)

 NY\5881700.1   Even though the employee meets the burden of proving the conditions specified in this section, the employee shall disclose, at the time of employment or thereafter, all inventions being developed by the employee, for the purpose of determining employer and employee rights in an invention.tinuing emp

(3)                                 To be included in options grants to employees located in California and other community property jurisdictions.  Remove for employees in non-community property jurisdictions.